UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2011

PURE MINERALS, INC.
(Exact name of registrant as specified in its charter)

PURE PHARMACEUTICALS CORP.
(Former name of registrant)

Nevada	000-52885	45-0476087
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

1200 McGill College Avenue, Suite 2050,
Montreal, Quebec, Canada	H3B 4G7
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (514) 397-2683
P.O. Box 55, 1594 Stone Mill Park, Bellona, New York 14415
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry into a Material Definitive Agreement.

               On June 13, 2010, Pure Pharmaceuticals Corp., a Nevada corporation (the “Company”), entered into a share exchange agreement (the “Share Exchange Agreement”) with the shareholders of 7167415 Canada Inc (“7167415”). Pursuant to the Share Exchange Agreement, subject to the satisfaction of a number of conditions, all of the outstanding shares of 7167415 were to be acquired by the Company, with 71674105 continuing as a wholly-owned subsidiary of the Company (the “Share Exchange”). In connection with the Share Exchange, the Company agreed to acquire100% of the outstanding capital stock of 7167415 in exchange for preferred shares of a subsidiary of the Company exchangeable for 7,350,000 shares of the Company’s common stock. Among the conditions to the closing was 7167415 acquiring certain mining claims in the Belleterre region of Quebec. On January 26, 2011 all of the conditions to closing of the Share Exchange Agreement were satisfied and the parties proceeded to close the Share Exchange. In connection with the Share Exchange the Company agreed to change its name to Pure Minerals Inc.

               As a result of the Share Exchange, the stockholders of 7167415 control approximately 94.3% of the Company’s outstanding common stock, holding 7,350,000 of the 7,795,555 outstanding shares (after giving effect to an 84 for one reverse stock split and the recent issuance of 295,555 shares of the Company’s common stock), and 7167415 is considered the accounting acquirer in the Share Exchange. The Company was a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) immediately prior to the Share Exchange. As a result of the Share Exchange, the Company’s operations are now focused in exploration for minerals on the Company’s properties in Quebec, Canada. Consequently, the Company believes that the Share Exchange has caused the Company to cease being a shell company as it no longer has nominal operations.

               In addition, pursuant to the Share Exchange Agreement, Roger Gordon submitted his resignation as an officer and director of the Company and Charlie Lee as Secretary and Principal Financial Officer of the Company, and Nicolas Matossian and Charles Buisson will be appointed to serve as members of the board of directors of the Company, all of which will be effective following the expiration of the ten day period following the mailing of the information statement required by Rule 14f-1 under the Exchange Act. Upon the consummation of the Share Exchange, Roger Gordon resigned as President and Chief Executive Officer, Nicolas Matossian was appointed to serve as Chief Executive Officer, President and Chief Financial Officer of the Company, and Joseph P. Galda was elected Corporate Secretary.

Item 2.01 Completion of Acquisition or Disposition of Assets.

               Pursuant to the Share Exchange Agreement described in Item 1.01 of this Current Report on Form 8-K, effective December 23, 2010, 7167415 became a wholly-owned subsidiary of the Company.

Caution Regarding Forward-Looking Statements

               This Current Report on Form 8-K of Pure Pharmaceuticals Corp. and its subsidiaries contains forward-looking statements. All statements in this Current Report on Form 8-K, including those made by the management of the Company, other than statements of historical fact, are forward-looking statements. Examples of forward-looking statements include statements regarding the Company’s future financial results, operating results, business strategies, projected costs, products, competitive positions, management’s plans and objectives for future operations, and industry trends. These forward-looking statements are based on management’s estimates, projections and assumptions as of the date hereof and include the assumptions that underlie such statements. Forward-looking statements may contain words such as “may,” “will,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential” and “continue,” the negative of these terms, or other comparable terminology. Any expectations based on these forward-looking statements are subject to risks and uncertainties and other important factors, including those discussed in this report, including the sections titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Other risks and uncertainties are disclosed in the Company’s prior Securities and Exchange Commission filings. These and many other factors could affect the Company’s future financial condition and operating results and could cause actual results to differ materially from expectations based on forward-looking statements made in this document or elsewhere by the Company or on its behalf. The Company undertakes no obligation to revise or update any forward-looking statements. The following information should be read in conjunction with the financial statements to be incorporated in this Current Report on Form 8-K.

Except as otherwise indicated by the context, references in this Current Report on Form 8-K to “we,” “us” and “our” are to the consolidated business of the Company and 7167415.

BUSINESS

Description of Business

               On June 13, 2010, Pure Pharmaceuticals Corp., a Nevada corporation (the “Company”), entered into a share exchange agreement (the “Share Exchange Agreement”) with the shareholders of 7167415 Canada Inc (“7167415”). Pursuant to the Share Exchange Agreement, subject to the satisfaction of a number of conditions, all of the outstanding shares of 7167415 were to be acquired by the Company, with 71674105 continuing as a wholly-owned subsidiary of the Company (the “Share Exchange”). In connection with the Share Exchange, the Company agreed to acquire100% of the outstanding capital stock of 7167415 in exchange for preferred shares of a subsidiary of the Company exchangeable for 7,350,000 shares of the Company’s common stock. Among the conditions to the closing was 7167415 acquiring certain mining claims in the Belleterre region of Quebec. The parties expect that all of the conditions to closing of the Share Exchange Agreement will be satisfied in the next several days and the parties will proceed to close the Share Exchange. In connection with the Share Exchange the Company agreed to change its name to Pure Minerals, Inc.

               As a result of the Share Exchange, the stockholders of 7167415 control approximately 98% of the Company’s outstanding common stock, holding 7,350,000 of the 7,500,000 outstanding shares (after giving effect to a 84 for one reverse stock split), and 7167415 is considered the accounting acquirer in the Share Exchange. The Company was a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) immediately prior to the Share Exchange. As a result of the Share Exchange, the Company’s operations are now focused in exploration for minerals on the Company’s properties in Quebec, Canada. Consequently, the Company believes that the Share Exchange has caused the Company to cease being a shell company as it no longer has nominal operations.

               In addition, pursuant to the Share Exchange Agreement, Roger Gordon submitted his resignation as an officer and director of the Company and Charlie Lee as Secretary and Principal Financial Officer of the Company, and Nicolas Matossian and Charles Buisson will be appointed to serve as members of the board of directors of the Company, all of which will be effective following the expiration of the ten day period following the mailing of the information statement required by Rule 14f-1 under the Exchange Act. Upon the consummation of the Share Exchange, Roger Gordon resigned as President and Chief Executive Officer, Nicolas Matossian was appointed to serve as Chief Executive Officer, President and Chief Financial Officer of the Company, and Joseph P. Galda was elected Corporate Secretary.

Pure Pharmaceuticals was incorporated in the State of Nevada on September 24, 2004. Prior to the transaction with 7167415, we were in the business of seeking business opportunities in the area of expertise of the Company's principal stockholder, Mr. Roger Gordon, being biological and/or medical products for animal use. The Company operated in the field of generic animal health and nutrition products, specifically medicated feed additives (MFAs). Due the extraordinary circumstances facing the world economy in 2008, and its particular effects on the MFA industry, the Company discontinued its prior operations and began exploring its options for any strategies which will maximize shareholder value. As a result of this review, the Board determined to enter into the Share Exchange Agreement with the shareholders of 71674105. 7167415 was formed as a Canadian Federally-incorporated company on May 4, 2009. Our principal executive offices are located at 2050- 1200 McGill College Avenue, Montreal, Quebec, Canada H3B 4G7. Our telephone number is 514-397-2683.

We are in the business of mineral exploration and development. We have acquired or entered into agreements to acquire 54 mineral claims in North Western Quebec covering approximately 7900 acres in the Temiscamingue region. These claims contain several mineralizations worthy of further exploration or of development. According to geological exploration previously done by prior owners on our claims, several showings and anomalies indicate a potential for gold, platinum, uranium, nickel and rare earths. In addition a number of kimberlitic pipes (diamond bearing) have been identified which warrant further work. Lastly, the Company’s claims contain a large diabase (granite deposit) reportedly containing up to 9 million cubic meters of black and compact granite (nero canadiensis). In May 2010, following preliminary research, 7167415 acquired an additional 15 claims, principally to cover the hinge of a major anomaly detected on our claims.

In addition, pursuant to a claims transfer agreement, we have obtained the rights to 20 claims covering approximately 4sq.kms in the Eau Jaune Property ,located in the eastern part of the north polycyclic volcanic zone that joins together the Matagami and Chibougamau mining camps in Quebec. The claims constitute approximately two thirds of a larger parcel that was subject to a 2007 technical report under Canada National Instrument 43-101. Over 10,000 meters of diamond drilling have been recorded on this property. Past exploration work has demonstrated the presence of gold mineralization such as the Robinson showing. Historical drill core intersections with significant gold values and the recognition on several outcrops of shear zone-hosted quartz veins accompanied by intense carbonate alteration and gold values suggest that the area has the potential to host a more extensive gold bearing mineralizing system. There is continued activity on adjoining claims and in the immediate area. The Company plans to undertake a program of exploration on its claims based on an analysis of historical results and current outlook.

Furthermore, in May of 2010, 7167415 entered into an option agreement to acquire up to 80% of a 21sq. km. set of claims, part of which have been previously explored by Shell Minerals. The results identified the presence of zinc, silver and barite in one anomaly. In June the Company initiated its exploration program on the property with a gravimetric study which covered the area near the Shell work. The initial results indicate up to 3 anomalies similar to the one drilled by Shell. The Company will carry out further gravimetric work and drilling on the detected anomalies to prove up the presence of additional reserves and the existence of MVTs (Mississippi Valley Types).

An exploration program of our mineral claims is required before a final determination as to their viability can be made. The existence of commercially exploitable mineral deposits in our mineral claims is unknown at the present time and we will not be able to ascertain such information until we receive and evaluate the results of our exploration programs.

Properties of 7167415

7167415 has acquired a 100% interest in two large sets of mineral claims in the Province of Quebec, Canada. 7167415 has not yet commissioned geological or technical reports on these properties and can give no data or other assurances regarding their value or exploration potential at this time. 7167415 plans to obtain independent reports regarding these properties in the near future. The following is a brief description of the Quebec properties and 7167415' s plans for conducting initial surveying and sampling on these claims:

Temiscamingue Property (Belleterre)

The Temiscamingue property is located in northwest Quebec, 115 kilometers south of Rouyn Noranda and six kilometers south of the town of Belleterre. The project is accessible via regional and logging roads. Government regional stream sediment survey have identified many anomalies in the area. The property is strategically located between the claims of Superior Diamonds (adjacent to the north) where new kimberlites have recently been discovered and the property of Aurizon Mines (adjacent to the south) which has reported as much as 100 grams of gold per ton during till sampling with the objective of identifying the gold dispersion trains previously outlined. The Company has acquired a 100% undivided interest of 7900 acres in this mineral rich Temiscamingue region.

The property is eight kilometers south of the Belleterre Mine, a gold mine that was closed in 1989 due to a labor dispute, and is expected to reopen in 2011.

The following illustration sets forth the location of 7167415's claims and the activities of other companies known to 7167415's management to be operating in the region:

Legend and projects information
Gold project at drilling stage
A mining operation extracted
Gold, copper, nickel and Platinum Group Elements (PGE) project
HINTERLAND METALS INC
Gold and silver projects
Gold project
Gold project
Gold project
Gold project
Gold project
Claim owners in the 31M07 SNRC map (GESTIM, 2010)
3,75 km

Pleau and Diamant Lake Property

The Pleau and Diamant Lake property claims consist of 54 mining titles covering 3,387.2 hectares. The property is located in the south-west portion of the SNRC-31M/07 grid. Since the original acquisition, additional claims have been acquired.

With the addition of the 15 claims pending and the new claim necessary to register 7167415, the Pleau and Diamant lake property will consist of 69 mining titles covering 4,263.2 hectares, representing an addition of 876 hectares (8,76 km2) and it represent a 25% land increase. The property is located in south-west portion of the SNRC-31M/07 grid.

Eau Jaune Property

The Eau Jaune property is located 25km southwest of Chibougamau, Quebec and is readily accessible by four wheel drive pickup via a secondary gravel road. The nearby town of Chibougamau provides all amenities, including daily scheduled flights to and from Montreal and mining/exploration supplies. A railroad connects the town of Chapais nearby to the town of Chibougamau and south to Lac St-Jean.

The property has been the subject of sporadic exploration since the 1950’s. Exploration work, consisting of more than 10,000 metres of diamond drilling on the property, has demonstrated the presence of gold mineralization, such as the Robinson showing. Historical drill core intersections with significant gold values and the recognition on several outcrops of sheer zone-hosted quartz veins accompanied by intense carbonate alteration and gold values suggest that the area has the potential to host a more extensive gold-bearing mineralization system.

In 2008, work carried on the property by a prior owner included linecutting, a complementary magnetic ground survey, a geological mapping program, an inventory and maintenance of available drill core, a litho structural study and a drill core re-examination and sampling.

The Eaune Jaune property was acquired in December 2010 for $25,000 in cash and 50,000 shares of the Company’s common stock.

Description of Exploration Program

There are two simultaneous phases to 7167415’s proposed exploration program; firstly 7167415 will delineate the extent and quality of the granite dyke (diabase) with a view to determine its economic and commercial feasibility. 7167415 has engaged an independent geologist to prepare a reserve report for the diabase. There are several operating and marketing avenues open in the conventional quarrying and cutting of blocks. To that effect 7167415 will seek to ally itself with one or more major operator / marketer by way of a joint venture or other supply/operating arrangements.

In its other phase, 7167415 will retain the services of independent geologists to prepare a proposal for exploration work and costing out of the exploration work program. The exploration program will extend to the further work required for a better assessment of the Kimberlites, the gold, platinum and uranium showings. This work will define the priorities and financing needs for a full exploration program which the Company intends to fund through a subsequent flow through share issue.

Exploration Budget

Phase I (Granite)
Preparation of Reserve Report	$35,000
Drilling	$50,000
Mineral Sampling/Cutting	$50,000
Phase I Total	$135,000

Phase II (Other Mineral Exploration)

Airbone Magnetic Survey and Analysis	$400,000
Ground Geophysics (IP, EM and Mag)	$250,000
Diamond Drilling (3000 m.)	$350,000
Project Management and Reporting	$125,000
Phase II Total	$1,125,000

Project Total	$1,260,000

Regional Geology

The Superior Province is the largest Archean craton in the world, half of which is located in Québec. This craton is a highly prospective region for kimberlite exploration, meeting all four criteria for hosting economic grades of diamond-bearing kimberlite: 1) the presence of an Archean craton; 2) the refractive, relatively cool and low-density peridotitic root of the craton has been insulated against reheating and excessive tectonic reworking; 3) the presence of major tectonic structures; and 4) association of diamonds with other intrusive rocks. Four kimberlite fields have been identified in Québec, the Temiscamingue Field being one of these.

Local Geology

The Property over thrusts two geological structural provinces, intruded by granite-granodiorite-mafic and ultramafic rocks all faulted and sheared. Fault sets and lineaments intersect the Structural Thrust Front. It is on the Central-median ridge of the “Temiscamingue Lake Rift” and on the strike of many Diamond Kimberlite occurrences.

Stream sediment geochemistry points to strong anomalies for Gold, Nickel, Uranium, and Rare Earth Elements and many circular shape magnetic anomalies to be tested for their Kimberlitic potential. Seven of the Company’s claims were staked in 2006 specifically to cover a large double anomaly of uranium which represents the sixth highest content among the 1113 samples deposited with the Ministry of Natural Resources for the area.

MANAGEMENT OF THE COMPANY

Nicolas Matossian PhD, Chairman and CEO

Dr. Matossian has extensive experience in the resource industry, including the mineral and petroleum industries where he has headed numerous private and public companies and limited partnerships, as well as owning or controlling private companies that are active in mineral and petroleum exploration. Dr. Matossian serves and has served on the Board of several public companies, listed on Canadian, US, Asian and UK exchanges. He was the COO and director of International Chemalloy Corp, a major producer of cesium and tantalum, and he was instrumental in assembling the Red Lake area claims for Consolidated Goldfields. In addition, until 1999 Dr. Matossian was President/COO and director of Cedar Group a Public U.S. holding company for Mc Connell Dowell Group (Australia), Davie Shipbuilding, Dominion Bridge Inc, Steen Corporation (pipeline) and Unimetric Mfg Corp. Previously, he was the CEO and managing partner of Grey Horse Resources, Great West Oil and Gas Co. and Rosebud River Gas Transmission. Dr. Matossian has worked as a consultant for the Federal Government and for the governments of BC, Alberta, NWT, Manitoba, Quebec, New Brunswick and Nova Scotia. Dr. Matossian received his Bachelor of Arts from McGill University and received his MBA from Harvard University and received his PhD in Economics from McGill University.

Charles Buisson, Director

Mr. Charles Buisson has extensive international management and administration expertise dealing with planning and profitability models. As President of CB International he was responsible for the commercial management of enterprises, marketing, development and computerized control and procedures. From 1998 to 2001 he was the Managing Director of ICT Group, a company providing international construction technology for large scale projects. Mr. Buisson is currently the owner and CEO of Globe Asphalte a rapidly expending construction services company. Mr. Buisson has been instrumental in assembling and analyzing the Company’s mineral claims and maintains valuable relations with the Quebec Department of Mines. Mr. Buisson received his Bachelor of Business Administration degree from the University of Lyon, France, as well as Masters in Marketing and Administration from the University of Lyon.

Joseph P. Galda, Company Secretary

Mr. Galda is President of Corsair Advisors, Inc., a strategic consulting firm which he founded in 2004. From December 2000 until October 2004, Mr. Galda was a General Partner of the law firm of Hodgson Russ LLP, where he specialized in cross-border financing and merger and acquisitions. Before he joined Hodgson Russ, Mr. Galda was a shareholder in the Philadelphia office of Buchanan Ingersoll, PC, a law firm, for over eight years. Mr. Galda also serves as a director of Secure Energy, Inc., a privately held developer of clean coal projects, and Harvest Investor Partners, a venture capital fund. Mr. Galda holds a Bachelor of Arts, with high honors, in economics and a J.D., with high honors, both from Rutgers University.

Gilles Rondeau, Advisor

Mr. Rondeau has since 1996 been involved in mining and exploration projects in Venezuela and Canada. Mr. Rondeau is largely responsible for the assembly and acquisition of the Company' s current claims in the Temiscaminigue area of Quebec. Mr. Rondeau also owns and operates Geo-Centre Belleterre, a geological and geo-lab centre which houses a great part of the region' s working geologists and is equipped to perform the required lab tests on site. Mr. Rondeau has an extensive experience in commercial construction and marine engineering and salvaging. He has also acted as a professional supervisor and coordinator of major construction projects. Mr. Rondeau is a graduate of the St. Jean Military College and of the Universite de Montreal Politechnique Engineering.

Andrew M. Gertler, Advisor

Mr. Gertler is a corporate finance advisor. From June 2006 until mid 2010, Mr. Gertler was a Principal of Lester Asset Management, Inc., Montreal, Quebec, a discretionary money management and advisory firm where he engaged in portfolio management, merger and acquisition activities, corporate reorganization and private equity investments. In addition, from August 2004 until June 2006, he was the Chairman of the Board and Chief Executive Officer of Neutron Enterprises, Inc., a public media company. Previously, from April 2001 through April 2004, he was the Managing Director of Gestion Jean-Paul Auclair Inc., a privately held money management company. Mr. Gertler obtained an MBA degree from the University of Western Ontario in 1984 and a Bachelor of Commerce degree in finance from McGill University in 1982.

Employees

We currently have one employee, our CEO, President and Chief Financial Officer, Dr. Nicolas Matossian. Dr. Matossian is employed full-time. At the present time we do not have a formal employment agreement with Dr. Matossian. In the future, if our activities grow, we may hire additional personnel on an as-needed basis. For the foreseeable future, we plan to engage freelance geologists, engineers and other consultants as necessary.

Research and Development Expenditures

We are not currently conducting any research and development activities other than those relating to the possible acquisition of new mineral properties or projects. As we proceed with our exploration programs we may need to engage additional contractors and consider the possibility of adding permanent employees, as well as the possible purchase or lease of equipment. Our planned exploration activities are described in the section captioned "Management' s Discussion and Analysis of Financial Condition and Plan of Operations."

MANAGEMENT' S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND PLAN OF OPERATIONS

The management' s discussion and analysis contains forward-looking statements that involve risks and uncertainties, such as statements of our plans, objectives, expectations and intentions. Any statements that are not statements of historical fact are forward-looking statements. When used, the words " believe," " plan," " intend," " anticipate," " target," " estimate," " expect" and the like, and/or future tense or conditional constructions (" will," " may," " could," " should," etc.), or similar expressions, identify certain of these forward-looking statements. These forward-looking statements are subject to risks and uncertainties that could cause actual results or events to differ materially from those expressed or implied by the forward-looking statements in this Current Report. The Company' s actual results and the timing of events could differ materially from those anticipated in these forward-looking statements as a result of several factors. The Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances occurring after the date of this Current Report. Please see "Forward-Looking Statements" for a discussion of the uncertainties, risks and assumptionsassociated with these forward-looking statements.

As the result of the Share Exchange and the change in business and operations of the Company from a developer of animal pharmaceuticals, a discussion of the past financial results of Pure Pharmaceuticals is not pertinent, and the financial results of 7167415 Canada Inc., the accounting acquirer, are considered the financial results of the Company on a going-forward basis.

The following discussion highlights our plan of operations and the principal factors that have affected our financial condition as well as our liquidity and capital resources for the periods described. This discussion contains forward-looking statements. The following discussion and analysis are based on 7167415 Canada Inc.' s financial statements, which 7167415 Canada Inc. has prepared in accordance with U.S. generally accepted accounting principles.

Plan of Operations

We intend to conduct a phased exploration program on our property, which currently is at the very early stages of exploration. The follow-up stages of our exploration programs are dependent upon the results obtained during the earlier stages.

We estimate that we will require a minimum of $131,000 for phase 1 of our exploration program through June 30, 2011, as it is currently planned and described in this section of this Current Report, and our estimated administrative expenses, lease payments and estimated claim maintenance costs. Our current cash reserves will be not sufficient to fund our operations for the next twelve months. Accordingly, we will need to seek additional financing.

In addition, we expect to commence phase 2 later in 2011 to follow up on expected positive phase 1 drill results early in 2011, and we also intend to seek out and acquire additional mining prospects in Quebec and elsewhere. In the event that we acquire additional mining prospects, we may decide to, accordingly, modify our planned exploration programs for our existing properties.

We intend to conduct our exploration activities by leasing equipment and by contracting with third parties for various services on an as-needed basis. At this time, we do not anticipate purchasing any equipment, although this may change depending upon the success of our exploration activities. We believe that necessary equipment and operators for our exploratory activities are available from several local sources.

At this time, we are unable to estimate the costs of continuing our exploration program on this property past the initial stage, but are confident about positive results and the desirability of commencing phase 2 exploration on our claims late in 2010. With the probable acquisition of additional prospect opportunities within the very prospective north-western Quebec region, and associated necessary exploration work to identify and pursue new target opportunities, we fully expect to expend approximately $1.4million in our 2010 exploration program.

Liquidity and Capital Resources

After paying legal, accounting, auditing and other expenses incurred in connection with the transactions with 7167415, we have limited cash on hand. These funds will be insufficient to pay the phase 1 exploration programs, and we are exploring funding options.

We estimate that we will need to raise approximately $1.5 million to pay for our exploration program through December 31, 2011, as it is currently planned and described above, and our estimated administrative expenses, lease payments and estimated claim maintenance costs. We will likely require additional funding after that date. We may be unable to secure additional financing on terms acceptable to us, or at all, at times when we need such financing. Our inability to raise additional funds on a timely basis could prevent us from achieving our business objectives and could have a negative impact on our business, financial condition, results of operations and the value of our securities.

If we raise additional funds by issuing additional equity or convertible debt securities, the ownership percentages of existing stockholders will be reduced and the securities that we may issue in the future may have rights, preferences or privileges senior to those of the current holders of our Common Stock. Such securities may also be issued at a discount to the market price of our Common Stock, resulting in possible further dilution to the book value per share of Common Stock. If we raise additional funds by issuing debt, we could be subject to debt covenants that could place limitations on our operations and financial flexibility.

Critical Accounting Policies

Accounting Basis

The accompanying financial statements are prepared on the accrual basis of accounting in conformity with accounting principles generally accepted in the United States of America. The Company has adopted a December 31 fiscal year end.

Cash and Cash Equivalents

For the purpose of the statement of cash flows, cash equivalents include all highly liquid investments with maturity of three months or less.

Earnings (Loss) per Share

The basic earnings (loss) per share are calculated by dividing the Company' s net income available to common shareholders by the weighted average number of common shares outstanding during the year. The diluted earnings (loss) per share are calculated by dividing the Company's net income (loss) available to common shareholders by the diluted weighted average number of shares outstanding during the year. The diluted weighted average number of shares outstanding is the basic weighted number of shares adjusted as of the first of the year for any potentially dilutive debt or equity. There are no diluted shares outstanding as of December 31, 2009.

Dividends

The Company has not adopted any policy regarding payment of dividends. No dividends have been paid during the period shown.

Income Taxes

The Company provides for income taxes under Statement of Financial Accounting Standards NO. 109, " Accounting for Income Taxes." SFAS No. 109 requires the use of an asset and liability approach in accounting for income taxes. SFAS No. 109 requires the reduction of deferred tax assets by a valuation allowance if, based on the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized. No provision for income taxes is included in the statement due to its immaterial amount, net of the allowance account, based on the likelihood of the Company to utilize the loss carry-forward.

Mining Leases

The Company mining leases are located in the Province of Quebec. It is recorded at the predecessor cost to the assignor of the lease.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Revenue and Cost Recognition

The Company has no current source of revenue; therefore the Company has not yet adopted any policy regarding the recognition of revenue or cost.

Item 3.02 Unregistered Sales of Equity Securities

In connection with the Share Exchange Agreement, a subsidiary of the Company issued shares of preferred stock which are exchangeable, at any time, at the election of the holder into 7,350,000 shares of Common Stock of the Company. These issuances were exempt from registration pursuant to Rule 506 of Regulation D under the Securities Act of 1933, as amended, or Regulation S under the Securities Act. No brokerage commission was paid in connection therewith.

In addition, at the Closing of the Share Exchange, 295,555 shares of Common Stock of the Company were issued for cash at a price of $1.35 per share, the proceeds of which were used to acquire certain mining claims and to pay expenses of the transaction. These issuances were exempt from registration pursuant to Rule 506 of Regulation D under the Securities Act, or Regulation S under the Securities Act. No brokerage commission was paid in connection therewith.

Item 3.03 Material Modification of the Rights of Securityholders

In connection with the Share Exchange, the Articles of Incorporation of the Company were amended to effect an 84 to 1 reverse stock split. The number of shares to be received by a shareholder holding a fractional share is rounded up to the next whole share. Accordingly, the reverse stock split does not have the effect of a “going private” transaction.

Item 5.06 Change in Shell Company Status

As a result of the Share Exchange, the Company is no longer a “shell company” as defined in Rule 12b-2 under the Exchange Act. See Item 2.01 for a description of the transaction which resulted in the change of status.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements

As of the date of this Report, the financial statements for 7167415 required by this item are not available and will be provided by amendment within 71 days of the date of this Report.

(b) Exhibits

Exhibit Number	Description

2.1	Share Exchange Agreement

2.2	Terms and Conditions of Preferred Stock

2.3	Support Agreement

2.4	Voting Trust Agreement

2.5	Put and Call Agreement

4	Certificate of Amendment of Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 28, 2011	Pure Minerals, Inc.

/s/ Nicolas Matossian
President